UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported):  November 24, 1998

                                 JB OXFORD HOLDINGS, INC.
               (Exact name of registrant as specified in its charter)


UTAH                                         0-16240        95-4099866
(State of incorporation or organization)                    (I.R.S. Employer
(Commission File Number)                                    Identification No.)

9665 Wilshire Blvd., Suite 300;  Beverly Hills, California     90212
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             (310) 777-8888






Item 5.  Other Events.

      On November 24, 1998, the Board of Directors of JB Oxford Holdings, Inc. (the "Company") approved an amendment to the bylaws of the Company to provide, among other things, for:

(1) advance notice provisions with respect to shareholder proposals and nominations. The Company's Amended and Restated Bylaws (the "Bylaws") now provide that notice by a shareholder of business or nominations for directors to be brought before an annual meeting of shareholders must be given to the Company at least 60 and no more than 90 days prior to the meeting; provided that in the event Rule 14a-8 under the Securities Exchange Act of 1934, as amended, requires that notice of a shareholder's proposal be received by the Company more than 90 days prior to the meeting, such longer period shall control. The notice must also contain the information set forth in Article II, Section 12 and Article III, Section 18 of the Bylaws;

(2) a change in the principal office of the Company to 9655 Wilshire Boulevard, Beverly Hills, California 90212;

(3) the Board of Directors of the Company to determine the date of the annual meeting of shareholders, either within or without the State of Utah;

(4) special meetings of the shareholders to be called by the Chairman of the Board, as well as the President, any Vice-President, the Board of Directors and one-fifth of the voting power of the Company;

(5) the record date for shareholders entitled to notice of a meeting shall be determined by the Board of Directors of the Company and shall be not less than 10 days nor more than 70 days before the meeting date;

(6) the size of the Board of Directors shall be no less than three nor more than seven and the current Board shall consist of five directors; and

(7) the Board of Directors of the Company may designate committees of the Board which shall consist of one or more directors of the Company.

 A copy of the Bylaws (as amended) are filed herewith as Exhibit 3.1.


Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits.

            3.1    Amended and Restated Bylaws of JB Oxford Holdings, Inc.,
               effective November 24, 1998.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



JB OXFORD HOLDINGS, INC.




__/s/_James G. Lewis__________
James G. Lewis
President and
Chief Executive Officer


Date: December 2, 1998




                                 EXHIBIT INDEX

Exhibit No.         Description

3.1                      Amended and Restated Bylaws of JB Oxford Holdings,
               Inc., effective November [24], 1998.

                         AMENDED AND RESTATED BYLAWS OF
                            JB OXFORD HOLDINGS, INC.
                               A UTAH CORPORATION
                                   ARTICLE I
                                    OFFICES

     Section 1. PRINCIPAL OFFICES. The principal office for the transaction of the business of the Corporation is fixed and located at 9665 Wilshire Boulevard, Beverly Hills, California 90212. The Board of Directors of the Corporation (the "Board") may change the principal office from one location to another as from time to time may be necessary or appropriate. Any change of this location shall be noted by the Secretary on these Amended and Restated Bylaws (the "Bylaws") opposite this section, or this section may be amended to state the new location.

     Section 2. OTHER OFFICES. The Board may, at any time, establish branch or subordinate offices at any place or places.

                                    ARTICLE II
                             MEETINGS OF SHAREHOLDERS

     Section 1. ANNUAL MEETING. The annual meeting of shareholders shall be held at such date, time and place, either within or without the State of Utah, as may be designated by resolution of the Board. At this meeting, directors shall be elected, and any other proper business within the power of the shareholders may be transacted.

     Section 2. SPECIAL MEETINGS. A special shareholders' meeting for any purpose whatsoever may be called at any time by the Chairman of the Board, the President, any Vice-President, the Board, or one or more shareholder holding not less than one-fifth (1/5) of the voting power or the Corporation. The date, time and place of a special shareholders' meeting shall be determined by the Board. No business other than that specified in the notice of special meeting shall be considered at any special meeting.




     Section 3. NOTICE OF MEETINGS. Written notices specifying the place, day, and hour of the meeting and, in the case of a special meeting, the general nature of the business to be transacted, shall be given not less than ten (10) days, nor more than sixty (60) days before the date of the meeting. Such notice must be given personally or by mail or by other means of written communication, addressed to the shareholder at the address appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If no such address appears or is given by a shareholder of record entitled to vote at the meeting, notice is given at the place where the principal executive office of the corporation is located, or by publication at least once in a newspaper of general circulation in the county where the principal executive office is located.

     The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice in accordance with the provisions of this Section executed by the Secretary shall be prima facie evidence of the giving of notice.

     Section 4. WAIVER OF NOTICE. A shareholder may waive notice of any annual or special meeting by signing a written notice of waiver either before or after the date of such meeting.

     Section 5. QUORUM. The presence in person or by proxy of the holders of at least fifty-one percent (51%) of the outstanding shares entitled to vote at any meeting of the shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 6. PROXIES. Every person entitled to vote at a shareholders meeting of the Corporation, or entitled to execute written consent authorizing action in lieu of a meeting, may do so either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the dated of its execution unless otherwise provided in the proxy. All proxies, to be valid, must be filed and recorded with the Secretary of the Corporation at least forty-eight (48) hours prior to any meeting in which such proxies are to be voted. All questions attaching or concerning the validity or sufficiency of such proxy shall be decided by the Inspectors appointed pursuant to Section 8 of this Article and such decision shall be final.

     Section 7. LIST OF SHAREHOLDERS. The Secretary shall prepare, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arrange in alphabetical order and showing address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at the place within the city where the meeting is to be held, which place shall be specified in the Notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder present.




     Section 8. INSPECTORS. At each meeting of shareholders, the chairman of the meeting shall appoint one or more inspectors of voting, whose duty it shall be to receive and count the ballots and make a written report showing the result of the balloting.

     Section 9. VOTING. Except as otherwise provided in the Articles of Incorporation or by agreement or by the Utah General Corporation Law, shareholders at the close of business on the record date are entitled to notice and to vote. The record date for this purpose shall be determined by the Board and shall be not less than 10 days nor more than 70 days before the meeting or action requiring a determination of shareholders.

     Section 10. ELECTION BY BALLOT. Election for directors need not be by ballot unless a shareholder demands election by ballot at the meeting and before the voting begins. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     Section 11. ORDER OF BUSINESS. The order of business at the annual meeting of the shareholders insofar as possible, and at all other meetings of shareholders, shall be as follows:

     1.     Call to order.
     2.     Proof of notice of meeting.
     3.     Reading and disposing of any unapproved minutes.
     4.     Reports of officers.
     5.     Reports of committees.
     6.     Election of Directors.
     7.     Disposition of unfinished business.
     8.     Disposition of new business.

     9.     Adjournment.

     Section 12. ADVANCE NOTICE OF SHAREHOLDER PROPOSED BUSINESS. At a meeting of the shareholders, only such business may be conducted as is properly brought before the meeting. To be properly brought before a meeting, business must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, including any requirements under Rule 14a-8, as amended from time to time, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for business to be properly brought before a meeting of the shareholders, the shareholder must have given timely notice thereof in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first; and provided further that in the event Rule 14a-8 under the Exchange Act, requires that notice of a shareholder's proposal be received by the Corporation more than ninety days prior to the meeting, such longer notice period shall control. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares that are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

     Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of the shareholders except in accordance with the procedures set forth in this Section 12 of this Article; provided, however, that nothing in this Section 12 shall be deemed to preclude discussion by any shareholder of any business properly brought before such meeting in accordance with said procedure.

     The chairman at a meeting of the shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     Notwithstanding anything contained in these Bylaws to the contrary, this
Section 12 shall not be altered, amended or repealed except by the Board pursuant to the Articles of Incorporation or by an affirmative vote of at least two-thirds of the outstanding shares of all capital stock entitled to vote at a shareholders' meeting duly called for such purpose.


                                   ARTICLE III
                                BOARD OF DIRECTORS

     Section 1. GENERAL POWERS. Subject to the provisions of the Utah General Corporation Law, and any limitations in the Articles of Incorporation and these Bylaws relating to actions required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

     Section 2. ENUMERATION OF DIRECTORS' POWER. Without prejudice to these general rules, and subject to the same limitation, the Board shall have the power to:

          a) Select and remove all officers, agents and employees of the Corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation, and these Bylaws; fix their compensation; and require from them security for faithful service.

          (b) Change the principal executive office or the principal business office from one location to another; cause the Corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or outside the State of Utah; and designate any place within or outside the State of Utah for the holding of any shareholders meeting of meetings, including annual meetings.

          (c) Adopt, make, or use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificate.

          (d) Authorize the issuance of shares of stock of the Corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities canceled, or tangible or intangible property actually received.




           (e) Borrow money and incur indebtedness on behalf of the Corporation, and cause to be executed and delivered for the Corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.

          (f) Engage in and/or adopt employment agreements, contracts, or other employment contracts with independent contractors, companies, government agencies, or individuals.

     Section 3. NUMBER, TENURE, QUALIFICATION AND ELECTIONS. The Board shall be fixed from time-to-time by resolution of the Board, but shall not be less than three (3), nor shall it exceed seven (7). At the time of the adoption of these Bylaws, the Board shall consist of five Directors. Directors need not be shareholders of the corporation. The number of Directors may be increased beyond seven (7) only by approval of the outstanding shares of the Corporation. The Directors of the Corporation shall be elected at the annual meeting of the shareholders and shall serve until the next succeeding annual meeting and until their successors have been elected and qualified.

     Section 4. VACANCIES. A vacancy or vacancies on the Board shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board by resolution declares vacant that office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of Directors is increased, the shareholders fail at any meeting of shareholders at which any Director or Directors are elected, to elect the number of Directors to be voted for at that meeting.

     Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board, unless a notice specifies a later time for that resignation to become effective. If the resignation of a Director is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

     Vacancies on the Board may be filled by a majority of the remaining Directors, whether or not less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the unanimous written consent of the shareholders of the outstanding shares entitled to vote. The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote, except that filling a vacancy created by a removal of a Director shall require the written consent of the holders of all outstanding shares entitled to vote.

     Each Director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

     Section 5. ANNUAL MEETING. Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting at the place that the annual meeting of shareholders was held or at any other place that shall have been designated by the Board for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.



     Section 6. NOTICE OF MEETINGS. Notice need not be given of regular meetings of the Board, nor is it necessary to give notice of adjourned meetings. Any written waiver of notice, signed by a director entitled to notice, shall be deemed equivalent to notice. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Directors, need be specified in any written waiver of notice.

     Section 7. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. Regular and special meetings of the Board may be held at any place within or outside the State of Utah that has been designated from time to time by the Board. In the absence of such designation, meetings shall be held at the principal executive office of the Corporation. Any meetings regular or special, may be held by conference telephone, or similar communication equipment, as long as all Directors participating in the meeting, can hear one another, and all such Directors shall be deemed to be present in person at the meeting.

     Section 8. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President, or the Secretary.

     Section 9. MAJORITY OR QUORUM. A majority of the authorized number of Directors constitutes a quorum of the Board for the transaction of business except as hereinafter provided.

     Section 10. TRANSACTIONS OF BOARD. Except as otherwise provided in the Articles or these Bylaws, or by law, every act or decision done or made by a majority of the Directors present at a duly held meeting at which a quorum is present, is the act of the Board, provided, however, that any meeting at which a quorum was initially present may continue to transact business notwithstanding the withdrawal of Directors if any action taken is approved by at least a majority of the required quorum for such meeting.

     Section 11. ADJOURNMENT. A majority of Directors present at any meeting, whether or not a quorum is present, may adjourn the meeting to another time and place. If the meeting is adjourned for more that twenty-four (24) hours, notice of the adjournment to another time and place must be given prior to the time of the adjourned meeting to the Directors who were present at the time of the adjournment.

     Section 12. CONDUCT OF MEETINGS. The Chairman of the Board, or if there is no such officer, the President, or in his absence, any Director selected by the Director present shall preside at the meeting of the Board. The Secretary of the Corporation or, in the Secretary's absence any person appointed by the presiding officer, shall act as Secretary of the Board.

     Section 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board. Such written consent(s) shall be filed with the minutes of the proceedings of the Board.




     Section 14. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.

     Section 15. APPROVAL OF BONUSES FOR DIRECTORS AND OFFICERS. No bonuses or share in the earnings or profits of the Corporation shall be paid to any of the officers, Directors, or employees of the Corporation except in accordance with a plan duly adopted by the Board in accordance with a meeting duly called and held for that purpose or as provided in Section 13 of this Article.

     Section 16. COMMITTEES. The Board may, by resolution, designate, change the membership of or terminate the existence of any committee or committees. Each committee shall consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by the Utah General Corporation Law and to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation.

     Section 17. COMMITTEE RULES. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article III of these Bylaws.

     Section 18. SHAREHOLDER NOMINATIONS FOR DIRECTOR CANDIDATES. Except as may otherwise be provided in the Articles of Incorporation, only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board may be made at a meeting of shareholders only (i) by or at the direction of the Board,
(ii) by any nominating committee or person appointed by the Board or (iii) by any shareholder of record of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 18. Such nominations, other than those made by or at the direction of the Board, must be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. Such shareholder's notice to the Secretary must set forth: (i) as to each person whom the shareholder proposes to nominate for election or re-election as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person,
(c) the class and number of shares of capital stock of the Corporation that are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Rule 14a, as amended from time to time, under the Exchange Act; and (ii) as to the shareholder giving the notice, (a) the name and record address of the shareholder, and (b) the class and number of shares of capital stock of the Corporation that are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth herein.

     The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and, if he should so determine and declare, the defective nomination shall be disregarded.

     Notwithstanding anything contained in these Bylaws to the contrary, this
Section 18 shall not be altered, amended or repealed except by the Board pursuant to the Articles of Incorporation or by an affirmative vote of at least two-thirds of the outstanding shares of all capital stock entitled to vote at a shareholders' meeting duly called for such purpose.


                                    ARTICLE IV
                                     OFFICERS

     Section 1. OFFICERS. The officers of the Corporation shall be a Chief Executive Officer, President, a Vice-President, a Secretary, and a Chief

Financial Officer (Treasurer). The Corporation may also have, at the discretion of the Board, a Chairman of the Board, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. Any number of offices may be held by the same person.

     Section 2. ELECTION OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     Section 3. SUBORDINATE OFFICERS. The Board may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require. Each of them shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws, or as the Board may from time to time determine.

     Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under a contract of employment, any officer may be removed, either with or without cause, by the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by an officer upon whom such power of removal may be conferred by the Board.

     Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect on the date of receipt of that notice or at any later time specified in that notice; unless otherwise specified in that notice. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract for which the officer is a party.



     Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     Section 6. CHIEF EXECUTIVE OFFICER AND PRESIDENT. Subject to such powers, if any, as may be given by the Bylaws or Board to other officers of the Corporation, the Chief Executive Officer and President shall be the general manager and chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction, and control of the business and the officers of the Corporation. The Chief Executive Officer shall preside at all meetings of the shareholders. The Chief Executive Officer shall have the general powers and duties of management usually vested in the office of President of a Corporation, and shall have such other powers and duties as may be prescribed by the Board or the Bylaws. The Board may determine to have one person serve as Chief Executive Officer and another as President, in which event the Board shall determine the power of each.

     Section 7. VICE-PRESIDENT. In the absence or disability of the President, the Vice-President designated by the Board shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all of the restrictions upon, the President. The sole duty of the office of Vice-President of this Corporation shall be to function as a representative of the President in such case as the President may be absent or disabled. The Vice-President may, when not acting in the representative capacity of the President, hold other positions and be assigned other duties within the Corporation.

     Section 8. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board may direct, a book of minutes of all meetings and actions of Directors, committees of Directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Director meetings or committee meetings, the number of shares present or represented at shareholders meetings, and the proceedings.

     The Secretary shall keep, or cause to be kept, a the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board, a record of shareholders, or a duplicate record of shareholders showing the names of all shareholders and their addresses, the number of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary or Assistant Secretary, if they are absent or unable to act or refuse to act, any other officer of the Corporation shall give, or cause to be given, notice of all meetings of the shareholders, of the Board, and of committees of the Board required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation, if one is adopted, in safe and custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by the Bylaws.

     Section 9. CHIEF FINANCIAL OFFICER. The Chief Financial Officer (Treasurer) shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The book of accounts shall at all reasonable times be opened to inspection by any Director.

     The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. He shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform other such duties as may be prescribed by the Board or the Bylaws.


                                    ARTICLE V
                          INDEMNIFICATION OF DIRECTORS,
                      OFFICERS, EMPLOYEES, AND OTHER AGENTS

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Director, officer, employee, or other agent of this Corporation, or is or was serving at the request of this Corporation as a Director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal; and "expenses" include, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article.

     Section 2. ACTIONS OTHER THAN BY THE CORPORATION. This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation) by reason of the fact that such person is or was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that person reasonably believed to be in, or not opposed to, the best interest of this Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a pleas of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interest of this Corporation or that the person had reasonable cause to believe that the person's conduct was lawful. No indemnification shall be made under this Section 2 of this Article in connection with any other proceeding charging that the agent derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he is adjudged liable on the basis that he derived an improper personal benefit.

     Section 3. ACTIONS BY THE CORPORATION. This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that that person believed to be in, or not opposed to, the best interest of this Corporation and, in the case of a criminal proceeding, that person had no reasonable cause to believe that the person's conduct was unlawful. No indemnification shall be made under this Section 3 of this Article in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to this Corporation unless and only to the extent that the court in which that action was brought shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnify for the expenses which the court shall determine.

     Section 4. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Corporation has been successful on the merits in defense of any proceeding referred to in Section 2 or 3 of this Article, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

     Section 5. REQUIRED APPROVAL. Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by this Corporation only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 2 or 3 of this Article, by:

          (a) A majority vote of a quorum consisting of Directors who are not parties to the proceeding;

          (b) A majority vote of the shareholders of the votes entitled to be cast by holders of qualified shares present in person or by proxy at a meeting;

          (c)         Special legal counsel; or

          (d) The court in which the proceeding is or was pending, on application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by this Corporation.

     Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Corporation before the final disposition of the proceeding on receipt of (i) a written affirmation of the agent's good faith belief that the person has met the applicable standard of conduct described in
Section 2 or 3 of this Article and (ii) an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article. A determination must also be made that the facts then known to those making the determination would not preclude indemnification.

     Section 7. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Directors and officers of this Corporation or any subsidiary hereof may be entitled to contract or otherwise.





     Section 8. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Section 4 or Section 5(d), in any circumstance where it appears:

          (a) That it would be inconsistent with a provision of the Articles, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

          (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 9. INSURANCE. Upon and in the event of a determination by the Board to purchase such insurance, this Corporation shall purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this Corporation would have the power to indemnify the agent against that liability under the provisions of this Section.

                                    ARTICLE VI
                                STOCK CERTIFICATES

     Section 1. FORM. The shares of the Corporation shall be represented by certificates signed by the President or Vice- President, and the Secretary of the Corporation. Any or all of such signatures may be facsimile. Each such certificate shall also state:

          (a) The name of the record holder of the shares represented by such certificate;

          (b)         The number of shares represented thereby;

          (c) A designation of any class or series or which such shares are a part;

          (d)         That the shares have par value of $.0l;

          (e) Any restrictions applicable to the shares shall be so designated in bold type on the face thereof.

     Section 2. TRANSFERS. Transfer of shares of the Corporation shall be made in the manner set forth in the Utah Uniform Commercial Code. The Corporation shall maintain stock transfer books, and any transfers shall be registered thereon only on request and surrender of the stock certificate representing the transferred shares, duly endorsed if transfer is by Power of Attorney, the Power of Attorney shall be deposited with the Secretary of the Corporation or with the designated Transfer Agent.

     Section 3. LOST, DESTROYED, AND STOLEN CERTIFICATES. No certificate or shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, stolen, or mutilated except on production of such evidence and provision of such indemnity to the Corporation as the Board may prescribe.


                                   ARTICLE VII


                                CORPORATE ACTIONS

     Section 1. CONTRACTS. The Board may authorize any officer or officers, or any agent or agents of the Corporation, to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     Section 2. LOANS. No loan shall be made by the Corporation to its officers or Directors. No loan shall be made or contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by resolution of the Board. Such authority may be general or confined to specific instances.

     Section 3. CHECKS, DRAFTS OR ORDERS. All checks, drafts, or other orders for the payment of money by or to the Corporation and all notes and other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined by resolution of the Board.

     Section 4. BANK DEPOSITS. All funds of the Corporation not otherwise employed, shall be deposited to the credit of the Corporation in such banks, trust companies, or other depositories as the Board may select.

                                   ARTICLE VIII
                                  MISCELLANEOUS

     Section 1. ANNUAL REPORT TO SHAREHOLDERS. At the annual meeting of the shareholders, the Board shall issue an annual report on the Corporation which shall detail the financial status of the Corporation. Nothing herein shall be interpreted as prohibiting the Board from issuing such annual or other periodic reports to the shareholders of the Corporation as they consider appropriate in addition to that required herein.

     Financial statements and reports shall be prepared from and in accordance with the books of the Corporation, in conformity with general accepted accounting principals applied on a consistent basis.

     Section 2. INSPECTION OF CORPORATE RECORDS. Any records maintained in the regular course of business including stock ledger, books of account, and minute books may be kept by any information storage device if readily convertible into legible form. Any shareholder of record, in person or by an attorney or agent who presents proof of such position with bank-guaranteed signature on such proof, may, upon written demand under oath, stating purpose, inspect for any proper purpose, the stock ledger, list of shareholders and other books and records and make copies and extracts of the same. Such copies and extracts shall be made at the cost of the individual preparing or requesting such inspection and such inspection shall be during normal business hours and shall not be made without at least forty-eight (48) hours written notice prior thereto.

     Section 3. INSPECTION OF ARTICLES, OF INCORPORATION AND BYLAWS. The original or a copy of the Articles of Incorporation and Bylaws of the Corporation, as amended or otherwise altered to date, and certified by the Secretary of the Corporation, shall at all times be kept at the principal executive office of the Corporation. Such Articles and Bylaws shall be open for inspection to all shareholders of record or holders of voting trust certificates at all reasonable times during the business hours of the Corporation.



     Section 4. FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of January of each year and end at midnight on the last day of December of the following year.

     Section 5. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions contained in the Corporation Law of the State of Utah shall govern the construction of these Bylaws.

     Without limiting the foregoing, the masculine gender where used included the feminine and neuter; the singular number includes the plural, and the plural number includes the singular; "shall" is mandatory and "may" is permissive; and "person" includes the Corporation as well as a natural person.

                                   ARTICLE IX
                               AMENDMENTS TO BYLAWS

     These Bylaws may be amended at any time by a majority vote of the Board or shareholders, except as otherwise provided in Article II, Section 18 and Article III, Section 16 of these Bylaws and except that any of the following amendments shall require the approval of three-fourths (3/4) of the Board or then-outstanding shares:

     1. Any amendment reducing the percentage of outstanding shares required to constitute a quorum for the transaction of business or required to authorize any shareholder action;

     2. Any amendment reducing the number of Directors required to constitute a quorum for the transaction of business or required to authorize any action on the part of the Board;

     3.     Any amendment increasing or decreasing the number of Directors;

     4. Any amendment imposing or eliminating any stock transfer, restriction or mandatory stock purchase obligations;

     5.     Any amendment to this section.


                CERTIFICATE OF SECRETARY OF ADOPTION BY DIRECTORS

     I HEREBY CERTIFY, that I am the duly elected, qualified and acting Secretary of the above-named Corporation and that the above and foregoing Amended and Restated Bylaws were adopted as the Bylaws of said Corporation on the date set forth above by the Directors of said Corporation.

DATED:  November 24, 1998          /s/ Scott G. Monson
                                   Scott G. Monson,
                                   SECRETARY